AllianzGI Artificial Intelligence & Technology
Opportunities Fund (the "Fund")

Description of Shares
The following is a brief description of the current capital structure of the Fund. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") and the
Fund's Bylaws, as amended and restated through the date hereof (the "Bylaws").
The Fund is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a "Massachusetts business trust") established under the laws of The Commonwealth of Massachusetts by the Declaration of Trust. The Declaration of Trust provides that the Fund's Board of Trustees (the "Board") may authorize separate classes of shares of beneficial interest. Preferred shares may be issued in one or more series, with such par value and with such rights as determined by the Board, by action of the Board without the approval of the holders of common shares of beneficial interest ("Common
Shareholders").
The Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest ("Common Shares"). The Common Shares have been issued with a par value of $0.00001 per share.
Common Shareholders are entitled to share equally in dividends declared by the Board and in the net assets of the Fund available for distribution to Common Shareholders after payment of the preferential amounts payable to any outstanding preferred shares of beneficial interest. All
Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common
Shares will, when issued, be fully paid and, subject to certain anti-takeover and other provisions in the Declaration of Trust, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting, and have no right to cause the Fund to redeem their shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the Fund's Common Shareholders.
Common Shareholders are entitled to one vote for each Common Share held. Each fractional share shall be entitled to a proportionate fractional vote, except as otherwise provided by the Declaration of Trust, Bylaws, or required by applicable law.
The Fund will send unaudited reports at least semiannually and audited financial statements annually to all of its Common Shareholders.
The Common Shares have been approved for listing on the New York Stock Exchange under the trading or "ticker" symbol "AIO." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and annual meetings are required as a condition of such listing.
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Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading on the exchange through a broker or otherwise. The Declaration of Trust limits the ability of the Fund to convert to open-end status.